                           SPECIAL POWER OF ATTORNEY

     The undersigned constitutes and appoints Paul T. Stecko, Richard B. West and Samuel M. Mencoff, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

     DATED:         3/20           , 2001
           ------------------------

         /s/ THOMAS S. SOULELES
     ---------------------------------
     Thomas S. Souleles

                           SPECIAL POWER OF ATTORNEY

     The undersigned constitutes and appoints Paul T. Stecko, Richard B. West and Samuel M. Mencoff, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

     DATED:         3/20           , 2001
           ------------------------

         /s/ PAUL T. STECKO
     ---------------------------------
     Paul T. Stecko

                           SPECIAL POWER OF ATTORNEY

     The undersigned constitutes and appoints Paul T. Stecko, Richard B. West and Samuel M. Mencoff, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

     DATED:         3/20           , 2001
           ------------------------

         /s/ RICHARD B. WEST
     ---------------------------------
     Richard B. West

                           SPECIAL POWER OF ATTORNEY

     The undersigned constitutes and appoints Paul T. Stecko, Richard B. West and Samuel M. Mencoff, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

     DATED:         3/3            , 2001
           ------------------------

         /s/ HENRY F. FRIGON
     ---------------------------------
     Henry F. Frigon

                           SPECIAL POWER OF ATTORNEY

     The undersigned constitutes and appoints Paul T. Stecko, Richard B. West and Samuel M. Mencoff, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

     DATED:         3/20           , 2001
           ------------------------

         /s/ LOUIS A. HOLLAND
     ---------------------------------
     Louis A. Holland

                           SPECIAL POWER OF ATTORNEY

     The undersigned constitutes and appoints Paul T. Stecko, Richard B. West and Samuel M. Mencoff, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

     DATED:         3/20           , 2001
           ------------------------

         /s/ JUSTIN S. HUSCHER
     ---------------------------------
     Justin S. Huscher

                           SPECIAL POWER OF ATTORNEY

     The undersigned constitutes and appoints Paul T. Stecko, Richard B. West and Samuel M. Mencoff, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

     DATED:         3/20           , 2001
           ------------------------

         /s/ SAMUEL M. MENCOFF
     ---------------------------------
     Samuel M. Mencoff

                           SPECIAL POWER OF ATTORNEY

     The undersigned constitutes and appoints Paul T. Stecko, Richard B. West and Samuel M. Mencoff, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

     DATED:         3/19           , 2001
           ------------------------

         /s/ RAYFORD K. WILLIAMSON
     ---------------------------------
     Rayford K. Williamson